Convertible Preferred Stock and Stockholders' Deficit	12 Months Ended
Dec. 31, 2025
Convertible Preferred Stock and Stockholders' Deficit
Convertible Preferred Stock and Stockholders' Deficit
9.	Convertible Preferred Stock and Stockholders’ Deficit

Convertible Preferred Stock

From September to December 2025, the Company issued and sold an aggregate of 1,933,605 shares of its Series A-1 convertible preferred stock (“Series A-1”) at $6.2711 per share in exchange for net proceeds of $12.0 million, after deducting $0.1 million of issuance costs. Investors were eligible to receive warrants to purchase shares of the Company’s common stock based on certain Series A-1 investment amounts. As a result, the Company issued 2,999,950 common stock warrants with an initial exercise price of $3.3334 per share that are exercisable upon the effectiveness of the registration statement for the Company’s Initial Public Offering, or immediately if the Company fails to use commercially reasonable efforts to cause such registration statement to become effective, and will expire on the earlier of five years after such effectiveness or 18 months after the initial closing of the Series A-1 convertible preferred stock financing (March 2027).

The Company determined the warrants were freestanding equity classified instruments to which the proceeds from the sales of Series A-1 were allocated based on the relative fair values of each instrument. The fair value of the warrants at the issuance date was determined using a Black-Scholes option pricing model, which includes the use of Level 3 inputs. The Company estimates its stock price volatility using the historical volatility of publicly traded peer companies. The term is equal to the contractual term of the warrant. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve for the time period equal to the term of the warrants. The expected dividend yield is zero based on the fact that the Company has never paid cash dividends on common stock and does not expect to pay any cash dividends in the foreseeable future. Assumptions used in calculating the fair value of the warrants at the issuance date include the following:

Stock price per share	$1.68
Term (years)	1.50
Volatility	59.0%
Dividend yield	0.0%
Risk-free interest rate	3.5%

Concurrent with the sales of Series A-1, all outstanding SAFEs were immediately converted into shares of Series A-2 through Series A-6 convertible preferred stock based on their contractual cap amounts or conversion price. No gain or loss was recognized upon conversion because the SAFEs were recorded at their fair value immediately prior to conversion.

The convertible preferred stock consisted of the following at December 31, 2025:

		Issued and
	Authorized	Outstanding	Liquidation	Carrying
	Shares	Shares	Value	Value
Series A-1	2,631,119	1,933,605	$12,125,830	$11,525,242
Series A-2	223,336	223,336	125,000	844,210
Series A-3	223,246	223,246	209,999	880,929
Series A-4	1,262,162	1,262,162	2,770,293	5,670,894
Series A-5	12,756	12,756	29,998	58,180
Series A-6	5,978	5,978	29,991	34,218
Total	4,358,597	3,661,083	$15,291,111	$19,013,673

The significant rights and preferences of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5 and Series A-6 convertible preferred stock (collectively, the “convertible preferred stock”) are as follows:

Liquidation

On a liquidation or a deemed liquidation event, convertible preferred stock receives, before Common Stock, the original issue price per share plus any declared but unpaid dividends, sharing pari passu across all series. After that preference, any remaining consideration is shared pro rata with Common Stock on an as-converted basis (the total, the “Liquidation Amount”).

Conversion

Each share converts at the holder’s option into common stock at the Original Issue Price divided by the then current Conversion Price. The Conversion Price initially equals the Original Issue Price and adjusts for stock splits/dividends and weighted average anti-dilution; no fractional shares are issued. All convertible preferred stock automatically converts upon a qualified initial public offering or as approved by the requisite holders.

Voting

The convertible preferred stock votes with Common Stock on an as-converted basis. While a majority of Series A-1 remains outstanding, its holders elect one director. Certain actions also require approval of the Requisite Holders and/or the Board of Directors.

Dividends

The holders of Convertible preferred stock are entitled to receive, a non-cumulative dividend, if and when declared by the board of directors, and shall be payable upon the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, or the redemption or repurchase of any convertible preferred stock.

Redemption Rights

The convertible preferred stock is subject to redemption under certain deemed liquidation events not solely within the control of the Company, as defined, and as such is considered contingently redeemable for accounting purposes and is classified as temporary equity in the Company’s balance sheets.

Series A-1 Future Tranche Rights

Pursuant to the 2025 sales of Series A-1 convertible preferred stock, the Series A-1 investors were required to purchase up to an aggregate of 717,577 additional shares of the Company’s Series A-1 at a fixed purchase price of $6.2711 per share (the “Series A-1 Future Tranche Rights”) upon the effectiveness of a registration statement with the SEC for an initial public offering.

The Company determined that the Series A-1 Future Tranche Rights did not meet the definition of a freestanding financial instrument as they were not legally detachable and separately exercisable. The Series A-1 Future Tranche Rights were also evaluated as potential embedded derivatives and the Company determined that they did not meet the definition of a derivative instrument for which bifurcation would be required.

Common Stock

The holders of the common stock are entitled to one vote for each share of common stock held at all meetings of stockholders. In any liquidation, dissolution or winding up, after payment in full of the convertible preferred stock liquidation preference (including any declared but unpaid dividends), the remaining assets are distributed pro rata among the holders of convertible preferred stock and common stock on an as-converted basis.